Economic Context Where the Group's Operates	12 Months Ended
Dec. 31, 2023
Disclosure of economic context [Abstract]
Economic Context Where the Group's Operates

NOTE 53. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both in the national and international spheres.
In the international arena, during the last quarter of 2023, the world’s Central Banks continued with their contractionary monetary policies, seeking to bring inflation to their target levels. This scenario, which began in 2022, favored a slowdown in prices, but negatively affected the level of activity in certain regions, such as Europe. In contrast, the United States maintained its growth, supported by both a solid level of consumption and a labor market that remained steady. This boosted the level of salaries, which led to higher service costs, pushing inflation sideways during the last quarter of the year. Against this context, the Federal Reserve maintained rates at 5.5% in order to achieve sufficiently restrictive levels for the economy, and thus slow down the level of activity. The same path was taken by the European Central Bank, which held interest rates steady at its last meeting. Against this context, the focus will be on the effects of these policies on both growth at world level and international markets.
At the local level, the main indicators in Argentina were:
•The country ended 2023 with a 1.6% drop in activity, according to the Monthly Economic Activity Estimator.
•Between January 1 and December 31, 2023, the accumulated inflation reached 211.4% (CPI).
•Between January 1, 2023 and December 31, 2023, the Argentine peso depreciated against the US Dollar from Ps. 178.1417/USD at the beginning of the fiscal year to Ps. 808.4833/USD at the end of the fiscal year, in accordance with the Argentine Central Bank Communication “A” 3500.
•Since the end of 2019, the monetary authority has been imposing increasing foreign exchange restrictions in order to contain the demand for dollars. This implied, among other things, the requirement to request prior authorization from the Argentine Central Bank to make payments abroad in transactions such as the payment of dividends to non-residents, the payment of financial loans abroad and the payment of imports of certain goods and services, among others. These restrictions continued to intensify in 2023.
On December 10, 2023, a new government took office in Argentina, which has set among its objectives the establishment of a new economic regime in the country, for which a wide-ranging reform of laws and regulations is intended to take place.
The new government proposes to move forward with a significant deregulation of the economy and with structural reforms that will free up restrictions to invest and operate in the country, including the gradual easing of the aforementioned exchange restrictions, with the objective of eliminating them once the macroeconomic conditions to do so are in place.
On December 12, 2023, the Ministry of Economy presented the economic program of the new administration, whose cornerstone is to eliminate the fiscal deficit and its financing through money issuance by the Argentine Central Bank, as well as the strong expansion of interest-bearing liabilities resulting from sterilization operations. Another central element of the new program is the elimination of distortions, restrictions and bureaucratic obstacles and the correction of relative prices (especially the exchange rate and utility rates), as a prerequisite for stabilizing the economy.
The Argentine GDP fell 1.6% in 2023. The economy displayed a retraction of 1.9% in seasonally adjusted terms with respect to the third quarter of 2023. Although at the time of publishing this report the National Accounts for the first quarter of 2024 have not yet been released, the performance of the Monthly Estimator of Economic Activity for the first month of the year is known. According to this indicator, the economy fell 4.3% year-over-year in January, while, in seasonally adjusted terms, the retraction was 1.2% month-over-month.
The Non-financial Public Sector showed a primary deficit of Ps. 5,483,305 million (equivalent to 2.9% of GDP), with total revenues falling in real terms in greater proportion than primary expenditure. Resources accumulated a real drop of 7.3%, while expenditure fell 4.9% (the comparison excludes income from primary issues computed in 2022, which exceeded the limit agreed with the International Monetary Fund). The financial deficit amounted to Ps. 8,737,137 million (-4.6% of GDP), with interests totaling Ps. 3,253,832 million. Additionally, the fiscal result for February 2024 was published, which showed a primary surplus of Ps. 1,232,525 million and a financial result of Ps. 338,112 million. Primary expenditure fell by 36.4% year-over-year in real terms, while revenues decreased by 6.3%.
International Reserves accumulated a drop of US$ 21,525 million, ending the year at US$ 23,073 million. This was the result of the variation of different factors such as the payment of principal and interest maturities to the International Monetary Fund, to other international organizations and to foreign currency debt holders, the fall in minimum cash requirements, the sales of foreign currency to the private sector during most of the year, the repurchase of sovereign bonds by the Treasury and the purchase of securities by the Central Bank. It is worth noting that, as of December 13, the Central Bank began to purchase foreign currency from the private sector, reversing the dynamic of falling Reserves evidenced during most of 2023. This change in trend occurred after the correction of the official exchange rate validated by the monetary entity. During the last two weeks of 2023, foreign currency purchases from the private sector totaled US$ 2,863 million and reserves increased by US$ 1,940 million. As of April 18, 2024, foreign exchange purchases from the private sector continued to show a positive balance and accumulated US$ 11,103 million so far this year.
The inflation rate closed the year at 211.4%, an increase of 116.6 p.p. with respect to inflation in 2022 (+94.8%). Inflation showed an increasing dynamic throughout 2023. The year had started with monthly average rates of 6.8%, while inflation was 8.3% in October, 12.8% in November and 25.5% in December. The acceleration in December was partly due to the rise in the exchange rate and to the correction of prices of some of the goods and services that had accumulated lags. On the other hand, after showing variations of 20.6% and 13.2% in January and February 2024, respectively, the third measurement of the year amounted to 11.0%. Thus, year-over-year inflation rose to 287.9%.

The exchange rate showed a crawling peg during most of the year. However, it did display discrete jumps on two occasions. The first took place on August 14, when the peso increased from $/US$ 286.2 to US$ 350 overnight . The second jump occurred on December 13, when the exchange rate went from $/US$ 366.5 to $/US$ 800.0, implying a discrete jump of 118.3%. In the weeks following this correction, the exchange rate maintained a daily crawl equivalent to 2.0% per month. The exchange rate closed 2023 at $/US$ 808.5, an increase of 356.4% with respect to the close of 2022. The crawling speed remained at the level of 2.0% per month during the first quarter of 2024 and is still in effect at the time of writing this report.
During 2023, the BCRA raised the interest rate on Liquidity Notes (LELIQ) on six occasions. The first increase took place in March, with rates rising from 75% to 78% (Nominal Annual Rate). In April the rate was increased twice, first from 78% to 81%, and then to 91%. In May, the benchmark interest rate increased to 97%, a level at which it remained until mid-August. After the primary elections, the monetary authority raised the interest rate to 118% and to 133% in October. On December 18, the Central Bank announced that the reference rate would be the Overnight Repo rate, and simultaneously cut it to 100%. Additionally, the Central Bank implemented a reduction in the minimum interest rate limits for time deposits of individuals, which went from 133% to 110%. Subsequently, on March 11, the monetary authority made a further cut in the reference rate, bringing it to 80%. It also deregulated the minimum rate on time deposits. Finally, on April 11, it made the last cut so far, bringing the monetary policy rate to 70%.
During January, the International Monetary Fund reported that its technical team had completed the seventh review of the Extended Fund Facility Agreement, which was approved by the IMF's Board of Directors. This allowed for a disbursement of approximately US$4,700 million (SDR 3,500 million). Part of this disbursement was used to cover the principal payment of approximately US$ 1,900 million to the IMF.
The EFF’s seventh review confirmed that the targets for primary fiscal deficit, monetary financing to the Treasury, accumulation of Net International Reserves (NIR) and domestic arrears for 2023 were not met. Additionally, a target for NIR accumulation of US$ 10,000 million and a primary fiscal surplus of 2% of GDP were set for 2024. At the same time, the monetary financing criterion was modified, and the target was set at $ 0 for the year.
In addition, the new government published a Decree of Necessity and Urgency (DNU) which annuls and/or modifies some 300 laws, introducing reforms in the labor market, the customs code and the status of public companies, among others. Although the DNU must be approved and ratified by at least one of the chambers of the Congress, its provisions are effective as of December 29, 2023.

In addition, the Congress of the Nation held extraordinary sessions to deal with a series of legislative initiatives, among them a bill of "Omnibus Law" with tax reforms, including changes to the Civil and Commercial Code. However, the ruling party withdrew the bill after the lack of support for its approval.
The context of volatility and uncertainty continues as of the issuance date of these condensed consolidated interim financial statements.
The Group’s Management permanently monitors the evolution of the variables that affect their business to define their course of action and identify the potential impacts on their equity and financial position. These consolidated financial statements must be read in the light of these circumstances.